Exhibit 10.7(c)
ACT OF SALE
AND ASSIGNMENT OF LEASES
STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE
     on this 5th day of August, 1993, before me, the undersigned Notary public for the State and Parish aforesaid, and in the presence of the subscribing witnesses, personally came and appeared:
NAB ASSET CORPORATION
a Texas Corporation, represented herein by Christopher D. Winters, its Senior Vice President, authorized to appear herein on behalf of the corporation, by virtue of the resolution(s) of the Board of Directors of the corporation, a certified copy of which is attached hereto, whose mailing address is 2401 Fountainview, Suite 628, Houston, Texas 77057, and whose taxpayer identification number is 76-0332956 (referred to herein as “Seller”)
who declared that for the price of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 ($3,250,000.00) DOLLARS, cash receipt of which is acknowledged, Seller hereby sells, transfers assigns and delivers unto:
JASS ENTERPRISES, INC.
a Louisiana corporation, represented herein by Mark R. Bradley, its Vice President, authorized to appear herein on behalf of the corporation, by virtue of the resolution(s) of the Board of Directors of the corporation, a certified copy of which is attached hereto, whose mailing address is 100 France Street, Baton Rouge, Louisiana 70802, and whose taxpayer identification number is 72-1214771 (referred to herein as “Buyer”)
the land (the “Land”) and the right, title and interest of Seller in and to the leases (the “Leases”) described on Exhibit “A” hereto, together with the building and improvements situated on the Land and all fixtures and other property owned by Seller attached thereto (collectively, the “Property”). The Buyer acknowledges the possession and delivery of the Property and assumes and binds itself to perform all of the terms, conditions and obligations of the lessee under each of the Leases to the same extent as though Buyer had executed the Leases as lessee thereunder.

     This act is made and accepted subject to all encroachments, servitudes, rights-of-way and other encumbrances of record and matters which may be shown by a current survey of the property.
     For the foregoing consideration, Seller further conveys, transfers, assigns and delivers to Buyer, as owner and/or lessee of all or part of the dominant estate, all its right, title and interest in the following Right of Use Servitudes and Predial and Personal Servitudes:
1.	Right of Use and Predial Servitude established for the benefit of the Property and other property in Catfish or Beauregard Town described therein by Servitude Agreement dated December 27, 1987 between the City of Baton Rouge and the Parish of East Baton Rouge, as Grantor, and Allied Bank of Texas, as Grantee, which was recorded as Original 821, Bundle 9971 of the records of the Clerk of Court of East Baton Rouge Parish, Louisiana.

2.	Servitude of passage established by Act of Predial Servitude between DAG, Management, Inc. and NAB Asset Corporation recorded on March 24, 1993, as Original 748, Bundle 10388 of the aforesaid records.

3.	Servitude of Passage established by Act of Predial Servitude between NAB Asset Corporation and DAG Management, Inc. recorded on March 24, 1993 as Original 750, Bundle 10388 of the aforesaid records.

4.	Servitude for Chilled Air established by Act of Pradial Servitude between NAB Asset Corporation and DAG Management, Inc. recorded on March 24, 1993 as Original 752, Bundle 10388 of the aforesaid records.
     Seller hereby conveys to Buyer all right, title and interest of Seller in and to the Property, without and warranty or recourse whatsoever, except for the acts and deeds of Seller with respect to the Property, even for the return of the purchase price, and sole peril and risk of eviction being assumed by Buyer, but with full substitution and subrogation in and to all of the rights and actions of warranty which Seller has or may have against all preceding owners or vendors; it being understood that Buyer takes the Property “AS IS” and “WHERE IS”, Buyer hereby acknowledging the reliance solely on its own title examination and inspection of the Property, and not on any warranties or representations from seller. In addition, Buyer acknowledges that Seller has made no representations or warranties with respect thereto, or with respect to information or documents previously furnished to Buyer. All implied warranties with respect to the Property, including those related to merchantability or fitness for a particular purpose, are hereby disclaimed by Seller and expressly waived by Buyer. Buyer shall have no right or cause of action against Seller to assert in any controversy, claim, demand, or litigation arising from or in connection with the property. Without limiting the generality of the foregoing, Seller does not warrant that the Property is free from redhibitory or latent defects or vices. Buyer hereby expressly waives all rights in redhibitory pursuant to Louisiana civil code Article 2520, at seq., and the warranty imposed by Louisiana civil code Article 2476. Buyer hereby releases Seller from any liability for redhibitory or latent defects or vices under Louisiana civil code Article 2520 (1870) through 2548 (1870). Purchaser hereby assures the risk that Environmental Conditions may exist on the Property and hereby releases Seller of and from any and all claims, actions, demands, rights, damages, costs or expenses which might arise out of or in connection with any Environmental Condition of the Property. As used herein, the term “Environmental Condition shall mean any condition with respect to the Property which could or does result in any damage, loss, cost, expense or liability to or against the owner of the Property by any third party (including, without limitation, any governmental entity) including without limitation, any condition resulting from operations conducted on the Property or on property adjacent thereto.
     All agreements and stipulations herein, and all the obligations herein assumed shall inure to the benefit of and be binding upon the successors and assigns of the respective parties, and the buyer, its successors and assigns shall have and hold the Property in full ownership and as lessee, as the case may be, forever.
     THUS DONE AND SIGNED at Baton Rouge, Louisiana on the date first above written, in the presence me, Notary, and the undersigned competent witnesses, who have signed in the presence of the parties and me, Notary.

WITNESSES:	MAB ASSET CORPORATION

	BY:	/s/ Christopher D. Winters
	Name:	Christopher D. Winters
	Title:	Senior Vice President

/s/ [ILLEGIBLE]

JAZZ ENTERPRISES, INC.

/s/ [ILLEGIBLE]

	BY:	/s/ Mark R. Bradley
	Name:	Mark R. Bradley
	Title:	Vice President

/s/ [ILLEGIBLE]

NOTARY PUBLIC

EXHIBIT A
LAND
A.	A certain parcel of ground, together with the buildings and improvements thereon, being Lots 1 and 2 and portions of Lots 3, 4 and 5, Square 9, Beauregard Town, East Baton Rouge Parish, Louisiana, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the East line of St. James Street with the South line of Europe Street; thence easterly along said South line, being along the North line of Lot 1 of Square 9, 128 feet to the northeast corner thereof; thence southerly along the East line of Lots 1, 2 and 3 in said Square 9, 170 feet; thence westerly at a right angle to the last described course, 44 feet; thence southwesterly in a straight line, 160.58 feet, to a point on’ the North line of Mayflower Street (formerly known as Asia Street), said point being 28 feet easterly from said East line of St. James Street; thence westerly along said North line of Mayflower Street, being along the South line of Lot 5 in said Square 9, 28 feet to said East line of St. James Street; thence northerly along said East line of St. James Street, being along the West line of said Square 9, 320.85 feet to the point of beginning.

B.	A certain parcel of ground, together with the buildings and improvements thereon, being a portion of Lots 1 and 2, Square 8, Beauregard Town, East Baton Rouge Parish, Louisiana, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the East line of St. James Street with the South line of Mayflower Street (formerly known as Asia Street); thence easterly along said South line of Mayflower Street, being the North line of Lot 1 or Square 8, 25 feet; thence southwesterly in a straight line, 93.41 feet, to a point on said East line of St. James Street, said point being 90, feet southerly from said South line of Mayflower Street; thence northerly along said East line of St. James Street, being along the West line of Lots 2 and 1 of Square 8, 90 feet to the point of beginning.

C.	A certain parcel of ground, together with the buildings and improvements thereon, being all of Squares 5 and 6, Beauregard Town, East Baton Rouge Parish, Louisiana and of that portion of Europe Street between the aforesaid squares, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the West line of St. James street with the North line of Mayflower street (formerly known as Asia Street) ; thence westerly along said North line of Mayflower Street, being along the South line of Square 6, 128 feet to the East line of Front Street (formerly known as Natchez Street); thence northerly along said East line of Front street, being in part along the West line of Squares 6 and 5, 694.93 feet, to the South line of France Street; thence easterly along said South line of France Street, being along the North line of Square 3, 128 feet to said West line of St. James Street ; thence southerly along said West line of St. James Street, being in part along the East line of Squares 5 and 6, 694.50 feet to the point of beginning.

D.	A certain parcel of land, together with the buildings and improvements thereon, being all of Square 7, including Lots 1, 2, 3, 4 and 5, Beauregard Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the West line of St. James Street with the South line of Mayflower Street (formerly known as Asia Street), thence southerly along said West line of St. James Street, being along the East line of Square 7, 319.76 feet to the North line of South Boulevard; thence westerly along said North line of South Boulevard; thence westerly along said North line of South Boulevard, being along the South line of Square 7, 128 feet to the East line of Front Street (formerly known as Natchez Street); thence northerly along said East line of Front Street, being along the West line of Square 7, 319.54 feet to said South line of Mayflower Street; thence easterly along said South line of Mayflower Street, being along the North line of Square 7, 128 feet to the point of beginning.

E.	Two (2) certain lots or parcels of ground, together with all the buildings and improvements thereon, being Lots 1 and 2, Square 10, Beauregard Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.

LESS AND EXCEPT:

A Certain Parcel of land located in the southeast corner of Lot 2, Square 10, Beauregard Town, Baton Rouge, Louisiana, being designated as “Lot 2 Chiller Property” as shown on a “Map of Lot 2 Square 10 Beauregard Town” by M. Gregory Breaux, P.L.S., dated February 11, 1993, attached to that certain Act of Exchange, recorded on March 24, 1993 as Original 743 of Bundle 10388 in the records of the Clerk and Recorder of East Baton Rouge Parish, Louisiana and being more particularly described as follows:

commence at the intersection of the southerly right of way line of France Street and the westerly right of way line of St. Phillip Street marked by a “+” in concrete; thence proceed N 89 46 ' 30 " W 128 feet along the southerly right of way line of France Street to a nail in asphalt marking the northeast corner of Lot 1; thence, proceed S 0 00' 00" E 107.08 feet along the common line between Lots 1 and 2 and Lots 9 and 10 to an iron pipe being the Point of Beginning; thence, proceed S 0 00' 00" E 20.92 feet along the southeast corner of Lot 2; thence proceed N 89 46' 30" W 32.12 feet along the common line between Lots 2 and 3; thence, proceed N 0 18' 31" E 20.94 feet to an iron pipe; thence proceed S 89 44' 18" E 32.00 feet an iron pipe being the Point of the Beginning, said parcel containing 671 Sq. Ft.
LEASES
F.	Interest of NAB Asset Corporation, as assignee of the lessee’s interest, under a Contract of lease from Cohn Realty Co., Inc. to Poul H. Due’, at als affecting the following described property, which was recorded on October 12, 1983 as Original 34, Bundle 9612 of the records of the Clerk of Court of East Baton Rouge Parish, Louisiana, which, through mesne transfers was assigned to NAB Asset Corporation:

Three (3) certain lots of parcels of ground, together with all the buildings and improvements thereon, being Lots 3, 4 and 5, Square 10, Beauregard Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.

G.	Interest of NAB Asset Corporation, as assignee of the lessee’s interest, under a Contract of Lease dated September 9, 1983 from Louisiana National Bank as Trustee of the Maureen Shannon, Glenda Shannon and Keith Shannon Trust to Paul H. Due’, at als affecting the following described property, which was recorded on October 12, 1983 as Original 31, Bundle 9612 of the aforesaid records of the Clerk of Court of East Baton Rouge Parish, Louisiana, which, through mesne transfers, was assigned to NAB Asset Corporation:

Three (3) certain lots or parcel of ground, together with all the buildings and improvements thereon, being Lots 6, 7 and 8, Square 10, Beauregard Town, East Baton Rouge ___ Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.

H.	Interest of NAB Asset Corporation, as assignee of the lessee’s interest, under a Contract of Lease from Cohn Realty Co., Inc. to Paul H. Due’, et als affecting the following described property, which was recorded on October 12, 1983, as original 32, Bundle 9612 of the records of the Clerk of Court of East Baton Rouge Parish, Louisiana, which, through means transfers, was assigned to NAB Asset Corporation:

One (1) certain lot or parcel of ground, together with all the buildings and improvements thereon, being Lot 1, Square 6 or “B”, Beauregard Town, East Baton Rouge Parish, Louisiana, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.

RESOLUTION
     BE IT RESOLVED, by the Board of Directors of Jazz Enterprises, Inc. (the “Corporation”), that Ronald A. Johnson, President, or Mark R. Bradley, Vice President, of this Corporation be, and each is hereby authorized to amend the leases assigned by NAB Asset Corporation to the Corporation, including (1) the lease between the Corporation and Cohn Realty Co., Inc. affecting Lots 1, Square “6” or “8”, Beauregard Town, East Baton Rouge Parish, Louisiana, recorded on October 12, 1983 as Original 32, Bundle 9612 of the records of the Parish of East Baton Rouge; and (2) the lease of Cohn Realty Co., Inc. affecting Lots 3, 4, and 5, square 10, Beauregard Town, East Baton Rouge Parish, Louisiana recorded on October 12, 1983 as Original 34, Bundle 9612 of the records of the East Baton Rouge Parish, each of which amendments shall contain such terms and conditions as either of said officers may, in his sole discretion, deem reasonable and appropriate, including without limitation, and increase in the annual rental.
     BE IT FURTHER RESOLVED, that each of said officers be, and is hereby further authorized and empowered to execute said amendments, in his sole discretion, as he may deem necessary and advisable and to execute any and all necessary documents to effectuate such amendments.
CERTIFICATE
     I, the undersigned Assistant Secretary of Jazz Enterprises, Inc., do certify that the above and foregoing to be the true and correct copy of a resolution adopted at a meeting of Board of Directors of said Corporation, duly and legally called on the 23rd day of July, 1993, whereat all of the directors were present and that the same has not been revoked or rescinded.
     Witness my signature at Reno, Nevada, this 4th day of August, 1993.

/s/ Nancy Tiller Smith
Nancy Tiller Smith
Assistant Secretary

ATTEST:

/s/ Steven H. Urie
Steven H. Urie
Chairman

RESOLUTION
     BE IT RESOLVED by the Board of Directors of Jazz Enterprises, Inc. that Ronald A. Johnson, President or Mark R. Bradley, Vice President, of this Corporation be and he is hereby authorized to purchase or lease immovable property situated in East Baton Rouge Parish, Louisiana, for such price and upon such terms as either one deems proper in his sole and absolute discretion.
     BE IT FURTHER RESOLVED that Ronald A. Johnson, President or Mark R. Bradley, Vice President, of this Corporation, be and he hereby is empowered for and on behalf of this corporation to borrow any sum of money, in addition to any outstanding loans, not exceeding TWENTY MILLION AND NO/100 ($20,000,000.00) DOLLARS, from Argosy Gaming Company, and/or arrange for the extension of renewal of any indebtedness due by this corporation, and/or utilize the assets of this corporation as security to induce any creditor of this corporation not to call any demand notes of this corporation. And in order to accomplish such purposes, or for any other purpose, either of the above named officers of this corporation is hereby authorized and empowered to execute and endorse on behalf of this corporation, a note or notes, in the sum of not more than above stated, payable at such time, bearing such interest and containing such terms, conditions and provisions, as in his absolute discretion, may seem necessary and advisable.
     BE IT FURTHER RESOLVED that in order to secure said note or notes, to be executed by said officer, of either said officers is hereby further authorized and empowered to appear before any Notary Public and execute an act of collateral mortgage in such form in the amount of TWENTY MILLION AND NO/100 ($20,000,000.00) DOLLARS and containing such terms and conditions as such officer, in his absolute discretion, may deem necessary and advisable, including without limitation, a waiver of appraisement, pact de non allenando, confession of judgement and the usual Louisiana security clauses, bearing against the Property, which is described on Exhibit A hereto.
     BE IT FURTHER RESOLVED that either of said officers be and he hereby is further authorized and empowered to execute any and all note or notes, documents or other instruments in writing, and to pledge, and grant a security interest in such note or notes or any note(s) secured by mortgage or collateral mortgage to secure any other note(s) executed for and on behalf of this corporation to obtain such loan(s), as in his absolute discretion, may seem necessary or advisable, and to execute Collateral Pledge and Security Agreements in such form and containing such terms and provisions or said officer may deem necessary and advisable, and which may be required by any person, firm or corporation, as security for any indebtedness so created by either of said officers in accordance herewith, or any prior existing indebtedness so created by either of said officers in accordance herewith, or any prior existing indebtedness of this corporation.
     BE IT FURTHER RESOLVED, that either of said officers be and is hereby further authorized to execute any contract or agreement, including but not limited to, any sale, lease, exchange, purchase agreement, and take any action on behalf of the corporation that he deem fit and proper.
CERTIFICATE
     I, the undersigned Assistant Secretary of Jazz Enterprises, Inc. do certify the above the foregoing to be true and correct copy of a resolution adopted at a meeting of the Board of Directors of said Corporation, duly and legally called, on the 23rd day of July, 1993, whereat all of the Directors was present and that the same has not been revoked or rescinded.
     Witness my signature at Reno, Nevada, this 4th day of August, 1993.

/s/ Nancy Tiller Smith
Nancy Tiller Smith
Assistant Secretary

ATTEST:

/s/ Steven H. Urie
Steven H. Urie
Chairman

RESOLUTION

     BE IT RESOLVED, by the Board of Directors of Jazz Enterprises, Inc. (the “Corporation”), that Ronald A. Johnson, President, or Mark R. Bradley, Vice President, of this Corporation be, and each is hereby authorized to amend the leases assigned by NAB Asset Corporation to the Corporation, including (1) the lease between the Corporation and Cohn Realty, Co., Inc. affecting Lots 1, Square “6” or “8”, Beauregard Town, East Baton Rouge Parish, Louisiana, recorded on October 12, 1983 as Original 32, Bundle 9612 of the records of the Parish East Baton Rouge; and (2) the lease of Cohn Realty Co., Inc. affecting Lots 3, 4, and 5, Square 10, Beauregard Town, East Baton Rouge Parish, Louisiana, recorded on October 12, 1983 as Original 34, Bundle 9612 of the records of East Baton Rouge Parish.
     BE IT FURTHER RESOLVED, that each of said officers be, and is hereby further authorized and empowered to execute said amendments, in his sole discretion, as he may deem necessary and advisable and to execute any and all necessary document to effectuate such amendments.
CERTIFICATE
     I, the undersigned Assistant Secretary of Jazz Enterprises, Inc., do certify that the above and foregoing to be the true and correct copy of a resolution adopted at meeting of the Board of Directors of said Corporation, duly and legally called on the 23rd day of July, 1993, whereat all of the directors were present and that the same has not been revoked or rescinded.
     Witness my signature at Reno, Nevada, this 4th day of August, 1993.

/s/ Nancy Tiller Smith
Nancy Tiller Smith
Assistant Secretary

ATTEST:

/s/ Steven H. Urie
Steven H. Urie
Chairman

OFFICER’S CERTIFICATE
NAB ASSET CORPORATION
     I, Richard A. Durham, Secretary of NAB Asset Corporation, a Texas corporation (“Corporation”), hereby certify as follows:
Christopher D. Winters is the duly elected Senior Vice President of the Corporation; and
That, pursuant to the Charter and Bylaws of the Corporation and resolutions duly adopted by the Board of Directors, Christopher D. Winters is authorized to execute contracts, deeds, mortgages, pledge agreement, leases, act of cash sale, acts of credit sale, bills of sale and all other kinds of written documents, as Senior Vice President, acting alone, on behalf of the Corporation.
     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this Corporation this 27th day of July, 1993.

By:	/s/ Richard A. Durham
Richard A. Durham

Its: Secretary

STATE OF TEXAS
COUNTY OF HARRIS
     BEFORE ME, the undersigned authority on this 27th day of July, 1993, personally appeared Richard A. Durham, who, being by me duly sworn, upon his oath, stated that he is the Secretary for NAB Asset Corporation and that he certifies that the statements set forth above are true and correct.

[ILLEGIBLE]
NOTARY PUBLIC in and for Harris County,Texas

My Commission Expires:

OFFICER’S CERTIFICATE
NAB ASSET CORPORATION
     I, Richard A. Durham, Secretary of NAB Asset Corporation (“Corporation”), hereby certify that the following resolutions were adopted at a meeting of the Board of Directors of the Corporation held on July 21, 1993, and that such resolutions remain in force as of the date hereof:
RESOLVED, that Christopher D. Winters, the Senior Vice President of the Corporation, acting alone, with or without the seal of the Corporation, is hereby authorized by and on behalf of the Corporation to execute an Act of Cash Sale and one or more Assignment of Leases pursuant to which this Corporation shall convey the property described on Exhibit “A” hereto and assign the leases described on Exhibit “B” hereto to JAZZ Enterprises, Inc. for the sum of $3,250,000,00; and
RESOLVED FURTHER, that the aforesaid Officer be and he hereby is authorized, empowered and directed by and on behalf of this Corporation to enter into a sublease with JAZZ Enterprises, Inc. pursuant to which this Corporation shall sublease the property described on Exhibit “C” hereto; and
RESOLVED FURTHER, that the aforesaid Officer be and he hereby is authorized, empowered and directed by and on behalf of this Corporation to do or cause to be done all such acts or things and to make, execute and deliver, or cause to be made, executed and delivered, all such documents, instruments and certificates in the name and on behalf of this Corporation as he may deem necessary or proper or advisable or convenient to effectuate or carry out the purpose and intent of the foregoing resolution and to perform the obligations of the Corporation under the agreements approved under these Resolutions and each of the instruments, agreements and documents referred to in or annexed to said agreements; and
RESOLVED FURTHER, that any of the above-described actions heretofore taken by any officer of this Corporation be, and hereby is, ratified, confirmed and approved.
Dated: July 27,1993

/s/ Richard A. Durham
Richard A. Durham
Secretary NAB Asset Corporation

EXHIBIT “A”
A certain parcel of ground, together with the buildings and improvements thereon, being Lots 1 and 2 and portions of Lots 3, 4 and 5, Square 9, Beauregard Town, East Baton Rouge Parish, Louisiana, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to maid map as follows:

Beginning at the intersection of the East line of St. James Street with the South line of Europe street; thence easterly along said South line, being along the North line of Lot 1 of Square 9, [ILLEGIBLE] feet to the northeast corner thereof; thence southerly along the East line of Lots 1, 2 and 3 in said Square 9, 170 feet; thence westerly at a right angle to the last described course, 44 feet; thence southwesterly in a straight line, 160.58 feet, to a point on the North line of Mayflower Street (formerly know as Asia Street), said point being 28 feet easterly from maid East line of St. James Street; thence westerly along said-North line of Mayflower Street, being along the South line of Lot 5 in said Square 9, 28 feet to said East line of St. James Street; thence northerly along said East line of St. James Street, being along the West line of said Square 9, 320.85 feet to the point of beginning.

NOTE: The above property is owned in fee simple by NAB Asset Corporation.

B.	A certain parcel of ground, together with the buildings and improvements thereon, being a portion of Lots 1 and 2, Square 8, Beauregard Town, East Baton Rouge Parish, Louisiana, as shown on a survey map made by M. Gregory Breaux. P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the East line of St. James Street with the South line of Mayflower Street (formerly known as Asia Street); thence easterly along said South line of Mayflower Street, being the North line of Lot 1 or Square 8, 25 feet; thence southwesterly in a straight line, 93.41 feet, to a point on said East line of St. James Street, said point being 90 feet southerly from said South line of Mayflower Street; thence northerly along said East line of St. James Street, being along the West line of Lots 2 and 1 of Square 8, 90 feet to the point of beginning.

NOTE: The above property is owned in fee simple by NAB Asset Corporation.

A Certain parcel of ground, together with the buildings and improvements thereon, being all of Squares 5 and 6, Beauregard Town, Last Baton Rouge Parish, Louisiana and of that portion of Europe Street between the aforesaid squares, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the West line of St. James Street with the North line of Mayflower Street (formerly known as Asia Street) ; thence westerly along said North line of Mayflower Street, being along the South line of Squares 6, [ILLEGIBLE] feet to the East line of Front Street (formerly known as Natchez Street) ; thence northerly along said East line of Front Street, being in part along the West line of Squares 6 and 5, 694.93 feet, to the South line of France Street; thence easterly along said South line of France Street, being along the North line of Square 3, 128 feet to said West line of St. James Street; thence southerly along said West line of St. James Street, being in part along the East line of Squares 5 and 6, 694.50 feet to the point of beginning.

NOTE: The above property is owned in fee simple by NAB Asset Corporation.

D.	A certain parcel of land, together with the buildings and improvements thereon, being all Square 7, including Lots 1, 2, 3, 4 and 5, Beauregard Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more fully described according to said map as follows:

Beginning at the intersection of the West line of St. James Street with the South line of Mayflower Street (formerly known as Asia Street) ; thence southerly along said West line of St. James Street, being along the East line of Square 7, 319.76 feet to the North line of South Boulevard; thence westerly along said North line of South Boulevard; thence westerly along said North line of South Boulevard, being along the South line of Square 7, 128 feet to the East line of Front Street (formerly known as Natchez Street); thence northerly along said East line of Front Street, being along the West line of Square 7, 319.54 feet to said South line of Mayflower Street; thence easterly along said South line of Mayflower Street, being along the North line of Square 7, 128 feet to the point of beginning.

NOTE: The above property is owned in fee simple by NAB Asset Corporation.

E.	Two (2) certain lots or parcels of ground, together with all the buildings and improvements thereon, being Lots 1 and 2, Square 10, Beauregard Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gragory Breaux, P.L.S. dated February 24, 1993.

NOTE: The above property is owned in fee simple by NAB Asset Corporation.

EXHIBIT “B”
Leasehold interest of NAB Asset Corporation under a Contract of Lease from Cohn Realty Co., Inc. to Paul H. Due’, [ILLEGIBLE] affecting the following described property for a term of seventeen (17) years beginning on August 1, 1983 with the right to renew for an initial extension of three years and then eight additional periods of ten years each, which was recorded on October 12, 1983 as Original 34, Bundle 9612 of the records of the Clerk of Court of East Baton Rouge Parish, Louisiana, which, through [ILLEGIBLE] transfers was assigned to NAB Asset Corporation:
Three (3) certain lots or parcels of ground, together with all the buildings and improvements thereon, being Lots 3, 4 and 5, Square 10, [ILLEGIBLE] Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.
Leasehold interest of NAB Asset Corporation under a Contract of Lease dated September 9, 1983 from Louisiana National Bank as Trustee of the [ILLEGIBLE] Shannon, [ILLEGIBLE] Shannon and Keith Shannon Trust to Paul H. Due’, [ILLEGIBLE] affecting the following described property for a primary term of seventeen (17) years, beginning on July 1, 1983 with an option to renew an initial extension of three years and then four additional periods of ten years each, which was recorded on October 12, 1983 as Original 31, Bundle 9612 of the aforesaid records of the Clerk of Court of East Baton Rouge Parish, Louisiana, which, through [ILLEGIBLE] transfers, was assigned to NAB Asset Corporation:
Three (3) certain lots or parcel of ground, together with all the buildings and improvements thereon, being Lots 6, 7 and 8, Square 10, [ILLEGIBLE] Town, East Baton Rouge Parish, Louisiana as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.
Leasehold interest of NAB Asset Corporation under a Contract of Lease from Cohn Realty Co, Inc. to Paul M. Due’, [ILLEGIBLE] affecting the following described property for a primary term of seventeen (17) years beginning on August 1, 1983 with an option to renew for an initial extension of three years and then eight additional periods of ten years each, which was recorded on October 12, 1983, as Original 32, Bundle 9612 of the records of the Clerk of Court of East Baton Rouge Parish, Louisiana, which, through [ILLEGIBLE] transfers, was assigned to NAB Asset Corporation:
One (1) certain lot or parcel of ground, together with all the buildings and improvements thereon, being Lot 1, Square 6 or “[ILLEGIBLE]”, [ILLEGIBLE] Town, East Baton Rouge Parish, Louisiana, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993.

EXHIBIT “C”
Leasehold interest of NAB Asset Corporation under a Lease dated May 31, 1983 from Charlee M. Kantrow, et als to Paul H. Due’, et als affecting the following described property for a primary term of seventeen (17) years beginning the 15th day of May, 1983, subject to an option to renew for three additional consecutive periods of ten years each and one final additional consecutive period of three years each , which was recorded on October 12, 1983 as Original 33, Bundle 9612 of the records of the Clerk of Court of East Baton Rouge Parish, Louisians, which, through mesne transfers, was assigned to NAB Asset Corporation:
Three (3) certain lots or parcel of ground, together with all the buildings and improvements thereon, being’s portion of Lots 3, 4 and 5, Square 9 , Beauregard Town, East Baton Rouge Parish, Louisians, as shown on a survey map made by M. Gregory Breaux, P.L.S. dated February 24, 1993, which is more particularly described according to said map as follows:
Beginning at the southeast corner of said Lot 5, Square 9, Beauegard Town (said point being on the north line of Asia Street (now Mayflower Street ) and a distance of 128 feet east of the northeast intersection of St. James Street and Asia Street (now Mayflower Street for the POINT OF BEGINNING; thence proceed north along the east line of Lots 3,4 and 5 in Square 9, a distance of 150.48 feet to a point and corner; thence proceed west at a right angle a distance of 44 feet to a point and corner; thence proceed southwest, 160.56 feet on a straight line, to a point on the north line of Asia Street (now Mayflower Street) which is a distance of 100.2 feet west of the southeast corner of Lot 3 (the point of Beginning and 28 feet northeast of the intersection of Asia Street (now Mayflower Street) and St. James Street; thence proceed east along said north line of Asia Street (now Mayflower Street) a distance of 100.2 feet to the point of Beginning.

ORIG	889	BNDL 10426

FILED AND RECORDED EAST BATON ROUGE PARISH , LA.

1993 AUG 06		AM 10:03:39
FTL 8K		FOLIO
DOUG WELBORN
CLERK OF COURT & RECORDER

CERTIFIED TRUE COPY
BY

DEPUTY CLERK & RECORDER